                                                                   EXHIBIT 24(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-88661) of Chieftain International Inc. of our report dated February 3, 2000 relating to the consolidated financial statements which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Chartered Accountants

Edmonton, Alberta, Canada
March 20, 2000